UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 30, 2025
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Roblox Corporation
(Exact name of Registrant as Specified in Its Charter)
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Nevada	001-39763	20-0991664
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3150 South Delaware Street, San Mateo, California		94403
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (888) 858-2569
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	RBLX	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) CFO Compensation
On June 30, 2025, in connection with Michael Guthrie’s resignation as the Chief Financial Officer of Roblox Corporation (the “Company”), effective June 30, 2025 (the “Resignation”), and as consideration for Mr. Guthrie executing a release in a form provided by the Company (the “Release Agreement”) that becomes effective and irrevocable pursuant to the terms and conditions of the Release Agreement, the Company and Mr. Guthrie have agreed to amend the Separation and Transition Agreement dated September 27, 2024 to, among other things, (i) amend the vesting of the award of performance-based restricted stock units (“RSUs”) granted to Mr. Guthrie on April 13, 2023 (the “2023 Award”) pursuant to the Roblox Corporation 2020 Equity Incentive Plan (the “Plan”), such that 37,535 shares subject to the 2023 Award that were eligible for time-based vesting based on the Company’s performance during the performance period that ended December 31, 2024 will vest on August 20, 2025, and any remaining outstanding RSUs subject to the 2023 Award will terminate and be cancelled, and (ii) amend the vesting of the award of RSUs granted to Mr. Guthrie on March 1, 2024 (the “2024 Award”) pursuant to the Plan, such that one third of the RSUs that become eligible for time-based vesting based on the Company’s performance during the performance period that began on January 1, 2024 and is scheduled to end on December 31, 2025 will vest on the date such performance is determined, and any remaining outstanding RSUs subject to the 2024 Award will terminate and be cancelled.

The foregoing description of the amendment to the Separation and Transition Agreement is only a summary and is qualified in its entirety by reference to the full text of such agreement, which will be filed as an exhibit to the Company’s next applicable periodic report.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ROBLOX CORPORATION

Date: July 1, 2025	By:	/s/ Mark Reinstra
Mark Reinstra Chief Legal Officer & Corporate Secretary
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